UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 2, 2010, InterMune, Inc. announced that it submitted a Marketing Authorization Application, or MAA, to the European Medicines Agency, or EMA, seeking approval to market pirfenidone for the treatment of patients with idiopathic pulmonary fibrosis in the European Union. InterMune currently expects the validation process by the EMA to be completed by late March 2010, which would indicate that InterMune’s application is complete and that the review process by the EMA has begun. If approved by the EMA, InterMune currently plans to commercialize pirfenidone independently in Europe and is prepared to expand its commercial infrastructure to support European marketing efforts.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended, that reflect InterMune’s judgment and involve risks and uncertainties as of the date of this Current Report, including without limitation the statements related to commercialization of pirfenidone in Europe and anticipated timing of the EMA’s review of the MAA. All forward-looking statements and other information included in Current Report are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements or information. InterMune’s actual results could differ materially from those described in InterMune’s forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail in the risk factors attached as Exhibit 99.3 to InterMune’s Form 8-K filed with the SEC on January 20, 2010, and other periodic reports filed with the SEC, including the following: (i) risks related to the long, expensive and uncertain clinical development and regulatory process, including having no unexpected safety, toxicology, clinical or other issues or delays in anticipated timing of the regulatory approval process; (ii) risks related to failure to achieve the clinical trial results required to commercialize our product candidates; and (iii) risks related to timely patient enrollment and retention in clinical trials. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 8-K and InterMune’s other periodic reports filed with the SEC. InterMune undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in InterMune’s expectations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated March 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010	INTERMUNE, INC.

	By:	/s/ JOHN C. HODGMAN
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 2, 2010.